SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

Filed by the Registrant                     [ X ]
Filed by a Party other than the Registrant  [   ]

Check the appropriate box:

         [   ]  Preliminary Proxy Statement
         [ X ]  Definitive Proxy Statement
         [   ]  Definitive Additional Materials

         [   ]  Soliciting Material Pursuant toss.240.14a-11(c) orss.240.14a-12

                               APPONLINE.COM, INC.
                          -----------------------------
                (Name of Registrant as specified in its charter)



      (Name of Person(s) Filing Proxy Statement), if other than Registrant

Payment of Filing Fee (Check the appropriate box):

         [ X ]  No fee required
         [   ]  $125 per Exchange Act Rules 0-11(c)(l)(ii), 14a-6(i)(l) or
                14a-6(i)(2).
         [   ]  $500 per each party to the controversy pursuant to
                Exchange Act Rule 14a-6(i)(3).
         [   ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
                and 0-11.

                (1) Title of each class of securities to which transaction applies:
                (2)   Aggregate number of securities to which transaction
                      applies:
                (3)   Per unit price or other underlying value of transaction
                      computed pursuant to Exchange Act Rule 0-11:           (A)
                                                                  -----------
                (4)   Proposed maximum aggregate value of transaction:
                (5)   Total fee paid:

         [   ]  Fee paid previously with preliminary materials.

         [   ]  Check box if any of the fee is offset as provided by
                Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                (1)   Amount Previously Paid:
                (2)   Form, Schedule or Registration Statement No.:
                (3)   Filing Party:
                (4)   Date Filed:

                               APPONLINE.COM, INC.

                              201 OLD COUNTRY ROAD
                            MELVILLE, NEW YORK 11747

                                   -----------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            TO BE HELD JULY 14, 2000

TO THE STOCKHOLDERS OF APPONLINE.COM, INC.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of AppOnline.com, Inc. (the "Company") will be held at the Marriot Hotel, 3635 Express Drive North, Hauppauge, New York 11788, July 14, 2000, at 11:00 a.m., local time for the following purposes:

         1. To elect the Board of Directors of AppOnline.com, Inc. for the ensuing year;

         2.    To approve the adoption of the Company's 2000 Stock Option Plan;

         3. To ratify the appointment of Citrin Cooperman & Company, LLP as the Company's independent certified public accountants for the ensuing year; and

         4. To transact such other business as may properly come before the meeting and any continuations and adjournments thereof.

Stockholders of record at the close of business on June 9, 2000 are entitled to notice of and to vote at the meeting.

In order to ensure a quorum, it is important that Stockholders representing a majority of the total number of shares issued and outstanding and entitled to vote, be present in person or represented by their proxies. Therefore, whether you expect to attend the meeting in person or not, please sign, fill out, date and return the enclosed proxy in the self-addressed, postage-paid envelope also enclosed. If you attend the meeting and prefer to vote in person, you can revoke your proxy.

In addition, please note that abstentions and broker non-votes are each included in the determination of the number of shares present and voting, for purposes of determining the presence or absence of a quorum for the transaction of business. Neither abstentions nor broker non-votes are counted as voted either for or against a proposal.

June 12, 2000

                                        By Order of the Board of Directors

                                        /S/ EDWARD CAPUANO
                                        ------------------
                                        Edward R. Capuano
                                        Chairman of the Board of Directors

                               APPONLINE.COM, INC.

                              201 OLD COUNTRY ROAD
                            MELVILLE, NEW YORK 11747

                           ---------------------------

                                 PROXY STATEMENT

                           ---------------------------

                         ANNUAL MEETING OF STOCKHOLDERS

                     TO BE HELD AT 11:00 A.M., JULY 14, 2000

                  This Proxy Statement is being furnished in connection with the solicitation by the Board of Directors of AppOnline.com, Inc. (the "Company") for use at the Annual Meeting of Stockholders of the Company to be held at the Marriot Hotel, 3635 Express Drive North, Hauppauge, New York 11788, at 11:00 a.m. local time on July 14, 2000, and at any continuation and adjournment thereof. Anyone giving a proxy may revoke it at any time before it is exercised by giving the Chairman of the Board of Directors of the Company written notice of the revocation, by submitting a proxy bearing a later date or by attending the meeting and voting. This statement, the accompanying Notice of Meeting and form of proxy have been first sent to the Stockholders on or about June 20, 2000.

                  In addition, please note that abstentions and broker non-votes are each included in the determination of the number of shares present and voting, for purposes of determining the presence or absence of a quorum for the transaction of business. Neither abstentions nor broker non- votes are counted as voted either for or against a proposal.

                  All properly executed, unrevoked proxies on the enclosed form, which are received in time will be voted in accordance with the shareholder's directions, and unless contrary directions are given, will be voted for the election of directors of the nominees described below.

                             OWNERSHIP OF SECURITIES

                  Only Stockholders of record at the close of business on June 9, 2000, the date fixed by the Board of Directors in accordance with the Company's By-Laws, are entitled to vote at the meeting. As of June 12, 2000, there were issued and outstanding 44,823,107 shares of Common Stock.

                  Each outstanding share is entitled to one vote on all matters properly coming before the meeting. A majority of the shares of the outstanding Common Stock is necessary to constitute a quorum for the meeting.

         The following table sets forth certain information, as of the date hereof with respect to the beneficial ownership of the Common Stock by (i) each person known to the Company to beneficially own more than 5% of the outstanding shares of Common Stock, (ii) each executive officer and director of the Company and (iii) all executive officers and directors of the Company as a group.

         Unless otherwise indicated, each of the stockholders has sole voting and investment power with respect to the shares beneficially owned.

NAME AND ADDRESS OF

BENEFICIAL OWNER(1)                            NUMBER(2)           PERCENTAGE
-------------------                            ---------           ----------
Edward R. Capuano(3)                           28,314,290              63.2%
Jeffrey Skulsky(4)                             19,253,386              42.9
The Skulsky Trust                              19,251,233              42.9
Cindy L. Eisle                                      2,164               *
James Richmond(5)                                  26,163               *
Pargie Raiola                                           0               0
Patrick Reilly(6)                                  25,000               *
Jerry Dugan(7)                                     19,538               *
Robert Knickman(8)                                114,500               *
Stanley Hagendorf(9)                               28,507               *
All Executive Officers and Directors as a      28,532,315              63.4%
Group (10 persons)(3)-(9)
*less than one percent

(1) Unless otherwise indicated, the address of each person listed below is c/o AppOnline.com, Inc., 201 Old Country Road, Melville, New York 11747.

(2) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities and includes Shares of Common Stock issuable upon conversion of outstanding preferred stock, or subject to options, or warrants exercisable or convertible within 60 days.

(3) Includes 19,251,233 shares owned by the Skulsky Trust, over which Mr. Capuano has the power to vote such shares of common stock.

(4) 19,251,233 of which are owned by the Skulsky Trust, of which Jeffrey Skulsky is the Trustee.

(5) Includes options to acquire 25,000 shares of common stock which are currently exercisable.

(6) Includes options to acquire 25,000 shares of common stock which are currently exercisable.

(7) Includes options to acquire 16,667 shares of common stock which are currently exercisable.

(8) Includes options to acquire 100,000 shares of common stock which are currently exercisable.

(9) Includes options to acquire 16,667 shares of common stock which are currently exercisable. The remaining 11,840 shares of common stock are owned by Mr. Hagendorf's wife.

THIS PROXY STATEMENT CONTAINS CERTAIN FORWARD-LOOKING STATEMENTS WHICH INVOLVE RISKS AND UNCERTAINTIES. THE COMPANY'S ACTUAL RESULTS COULD DIFFER MATERIALLY FROM THOSE ANTICIPATED IN THE FORWARD-LOOKING STATEMENTS AS A RESULT OF CERTAIN FACTORS, INCLUDING THOSE SET FORTH BELOW AND ELSEWHERE IN THIS PROXY STATEMENT.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

         The By-Laws of the Company provide that the authorized number of directors shall be as set by the Board of Directors, which has been set as five. The Directors hold office until the next annual meeting of Stockholders and until their successors have been elected and qualified.

         Five Directors, constituting the entire Board of Directors of the Company, are to be elected at the meeting to serve until the next Annual Meeting of Stockholders and until their successors have been elected and qualified. Unless such authority is withheld, proxies will be voted for election of the three persons named below, each of whom are now serving as Directors, and each of whom has been designated as a nominee.

STOCKHOLDER VOTE REQUIRED

         The election of the directors will require the affirmative vote of the majority of the shares present in person or represented by proxy at the Annual Meeting of Stockholders.

                    THE BOARD OF DIRECTORS RECOMMENDS A VOTE
                     FOR ELECTION TO THE BOARD OF DIRECTORS
                     OF THE COMPANY OF EACH OF THE NOMINEES.

NOMINEES TO THE COMPANY'S BOARD OF DIRECTORS

         The members of the Board of Directors of the Company and their ages and positions with the Company are as follows:

NAME                            AGE                 POSITION

Edward R. Capuano               55                 Chairman of the Board and
                                                     Chief Executive Officer
Jeffrey Skulsky                 50                 President and Director
Jerry Dugan                     62                 Director
Robert Knickman                 50                 Director
Stanley Hagendorf               69                 Director

         Directors are elected to serve until the next meeting of stockholders and until their successors are duly elected and qualified. Meetings of stockholders of the Company will be held on an annual basis. However, if at any time an annual meeting is not held for the election of Directors, the then current Directors will continue to serve until their successors are elected and qualified. Vacancies and newly created directorships resulting from any increase in the number of directors may be filled by a majority vote of Directors then in office. Officers are appointed by, and serve at the discretion of, the Board of Directors.

         The following is a brief summary of the background of each Director of the Company:

EDWARD R. CAPUANO. Mr. Capuano has served as our Chief Executive Officer and Chairman of the Board since May 1997. From 1995 to present Mr. Capuano has served as the President of Island Mortgage Network. From 1993 to 1995, Mr. Capuano served as the Northeastern Regional Director of United Capital Mortgage Corp. Mr. Capuano earned a B.A. in Business Administration from Manhattan College in 1967.

JEFFREY SKULSKY. Mr. Skulsky has served as our President and a member of our board of directors since November 1998. From 1995 to 1998, Mr. Skulsky was the Director of Operations of Island Mortgage Network. From 1993 to 1995, Mr. Skulsky served as a Branch Manager of United Capital Corp.

JERRY DUGAN. Mr. Dugan has served as a member of our board of directors since July 1998. From 1986 to 1998, Mr. Dugan has served as President and Chief Executive Officer of Advance Lamp Technologies Inc. Mr. Dugan received a B.B.A. from the University of Houston in 1963.

ROBERT KNICKMAN. Mr. Knickman has served as a director of the Company since May 1998. From 1980 to the present, Mr. Knickman has served as the President of Knickman Associates, Inc., a company that owns, develops and manages commercial real estate. From 1994 to the present, he has been a partner of Lark Property Management, Inc., a company that manages bank owned properties and real estate in foreclosure and receivership. From 1996 to the present. Mr. Knickman has served as the President of Know Lead, Inc. a lead and asbestos inspection and consulting firm. From 1997 to the present, he has served as the Chief Operating Officer of Network Title Agency Corp., a full-service title agency. Mr. Knickman is a New York State licensed real estate broker and a registered mortgage broker licensed by the New York State Banking Department.

STANLEY HAGENDORF. Mr. Hagendorf has served as a member of our board of Directors since November 1998. Mr. Hagendorf is a practicing attorney with over twenty-five years of experience and has been engaged in private practice for the past twenty years. Mr. Hagendorf received his Juris Doctorate from Harvard Law School in 1956.

         Our directors are elected for one year terms or until their successors are elected, and officers are appointed by the Board of Directors.

DIRECTOR COMPENSATION

         We pay each of our directors a nominal amount for attending meetings of our board of directors, and reimburse any reasonable expenses they incur in attending those meetings. Otherwise, we do not compensate our directors for acting as such. We have no plans to change this arrangement. On December 29, 1999, we issued a total of 400,000 options to the directors of the company at an exercise price of $1.375. The options were granted to the following directors:

                  Stanley Hangendorf          50,000 options
                  Robert Knickman            300,000 options
                  Jerry Dugan                 50,000 options

The options granted to the above-named directors vest as follows: (i) one-third after six months, (ii) one-third after fifteen months, and (iii) one-third after twenty-nine months, from December 29, 1999. The options expire on December 29, 2004.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The compensation committee of the board of directors is responsible for making all compensation decisions with respect to our executive officers, including salary, bonus and granting of stock options under our stock option plan. The compensation committee consists of Edward Capuano, our Chief Executive Officer, and Jerry Dugan and Stanley Hagendorf, each of whom are independent outside directors.

                             EXECUTIVE COMPENSATION

 The following table sets forth certain information regarding compensation paid by the Company during each of the last three fiscal years to the Company's Chief Executive Officer and to each of the Company's executive officers who earned in excess of $100,000 for the year ended December 31, 1999.

                          SUMMARY COMPENSATION TABLE

                                                    ANNUAL COMPENSATION

NAME AND PRINCIPAL POSITION                        YEAR           SALARY

Edward Capuano                                     1999           $173,310
CEO and Director                                   1998            170,170
                                                   1997            170,170
Jeffrey Skulsky                                    1999           $126,762
President and Director                             1998             -0-
                                                   1997             -0-
James Richmond, Executive Vice                     1999           $132,500
President                                          1998            123,410
                                                   1997             93,836


OPTION GRANTS IN LAST FISCAL YEAR

         There were no options granted during 1999 to any of the executive officers named in the Summary Compensation Table.

FISCAL YEAR-END OPTION VALUES

         As of December 31, 1999, none of the executive officers named in the Summary Compensation Table owned options to purchase shares of our common stock.

STOCK OPTION PLAN

         In 1997, we established a non-statutory stock option plan providing for the issuance of up to 4,000,000 shares of our common stock. To date, we have granted directors, officers and key employees an aggregate of 2,200,000 options, 2,200,000 of which have been exercised to date. No other options have been issued under the plan and the plan has expired.

EMPLOYEE PENSION PLAN

         We do not currently have an employee pension plan, although we do have a 401(k) plan, to which employees may contribute.

DIRECTORS COMPENSATION AND COMMITTEES

         The Company has three formal committees; the Audit Committee, which consists of Stanley Hagendorf, Jerry Dugan and Robert Knickman, the Compensation Committee, which consists of Edward Capuano, Stanley Hagendorf and Robert Knickman the Stock Option Committee, which consists of Edward Capuano, Jeffrey Skulsky and Stanley Hagendorf. The Company does not currently have a Nominating Committee.

         The functions of the Audit Committee include: (i) recommending for approval by the Board of Directors a firm of certified public accountants whose duty it will be to audit the financial statements of the Company for the fiscal year in which they are appointed, and (ii) to monitor the effectiveness of the audit effort, the Company's internal financial and accounting organization and controls and financial reporting. The Audit Committee will also consider various capital and investment matters.

         The Compensation Committee is responsible for establishing compensation arrangements for officers and directors of the Company, reviewing benefit plans and administering each of the Company's stock option plans.

EXECUTIVE COMPENSATION POLICY

         The Company's executive compensation policy is designed to attract, motivate, reward and retain the key executive talent necessary to achieve the Company's business objectives and contribute to the long-term success of the Company. In order to meet these goals, the Company's compensation policy for its executive officers focuses primarily on determining appropriate salary levels and providing long-term stock-based incentives. To a lesser extent, the Company's compensation policy also contemplates performance-based cash bonuses.

                  CASH COMPENSATION. In determining its recommendations for adjustments to officers' base salaries the Company focuses primarily on the scope of each officer's responsibilities, each officer's contributions to the Company's success in moving toward its long-term goals during the fiscal year, the accomplishment of goals set by the officer and approved by the Board for that year, the Company's assessment of the quality of services rendered by the officer, comparison with compensation for officers of comparable companies and an appraisal of the Company's financial position. In certain situations, relating primarily to the completion of important transactions or developments, the Company may also pay cash bonuses, the amount of which will be determined based on the contribution of the officer and the benefit to the Company of the transaction or development.

                  EQUITY COMPENSATION. The grant of stock options to executive officers constitutes an important element of long-term compensation for the executive officers. The grant of stock options increases management's equity ownership in the Company with the goal of ensuring that the interests of management remain closely aligned with those of the Company's stockholders. The Board believes that stock options in the Company provide a direct link between executive compensation and stockholder value. By attaching vesting requirements, stock options also create an incentive for executive officers to remain with the Company for the long term. See "Stock Option Plan."

                           CORPORATE PERFORMANCE GRAPH

         The following graph shows a comparison of cumulative total stockholder return from May 5, 1997 through December 31, 1999 for AppOnline, the Amex Market Value Index and the S&P Consumer Finance Index.

Graphic Omitted

                                                 AMEX MARKET      S&P CONSUMER
                                 APPONLINE       VALUE INDEX      FINANCE INDEX

       May 5, 1997                100.00           100.00            100.00
       December 31, 1997           68.00           130.03            134.21
       December 31, 1998           47.33           139.57            181.44
       December 31, 1999           32.00           178.30            189.62










         The graph assumes that the value of the investment in AppOnline's Common Stock, the Amex Market Value Index and the S&P Consumer Finance Index was $100 on May 5, 1997 and that all dividends were reinvested. No dividends have been declared or paid on the Company's Common Stock.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Prior to December 31, 1999, we owed $31,410,221 to the Skulsky Trust. Jeffrey Skulsky, our President, is the trustee of the Skulsky Trust. This indebtedness represents advances from the Skulsky Trust to us since 1997. The debt owed to the Skulsky Trust is interest-free with no set repayment terms.

         On December 31, 1999, in satisfaction of the debt owed to the Skulsky Trust, we transferred ownership of the following assets:

                                                         Transferred Value

         Mortgage receivable                             $    2,216,087
         Stock subscription receivable                        5,916,100
         Accrued interest and financing
            fee on stock subscription                         1,073,715
         Investment in Wireless Mexicano, Inc.                  500,000
                                                         --------------
         Total assets tranferred                         $    9,705,902
                                                         ==============

         After the transfer of the aforementioned assets, the outstanding debt remaining to the Skulsky Trust was $21,704,319. This debt was completely satisfied through the issuance of 18,191,534 shares of our common stock on December 31, 1999.

         On December 31, 1999, Edward Capuano, our CEO, donated 8,500,000 shares of common stock back to the company for cancellation.

         All current transactions between us and our officers, directors and principal stockholders or any affiliates thereof are, and in the future such transactions will be, on terms no less favorable to us than could be obtained from unaffiliated third parties.

                             SECTION 16(A) REPORTING

         Under the securities laws of the United States, the Company's directors, its executive officers, and any persons holding ten percent or more of the Company's Common Stock must report on their ownership of the Company's Common Stock and any changes in that ownership to the Securities and Exchange Commission and to the American Stock Exchange. Specific due dates for these reports have been established. During the year ended December 31, 1999, the Company does not believe that all reports required to be filed by Section 16(a) were filed on a timely basis, if at all.

                                 PROPOSAL NO. 2

                            ADOPTION OF THE COMPANY'S
                             2000 STOCK OPTION PLAN

         The Company's 2000 Stock Option Plan (the "2000 Option Plan") was adopted by the Board of Directors in May 2000. The purpose of the 2000 Option Plan is to grant officers, employees and others who provide significant services to the Company, including directors and consultants, a favorable opportunity to acquire Common Stock so that they have an incentive to contribute to its success and remain in its employ. Under the 2000 Option Plan, the Company is authorized to issue options for a total of 5,000,000 shares of Common Stock.

DESCRIPTION OF 2000 STOCK OPTION PLAN

         All officers and other employees of the Company and other persons who perform significant services for or on behalf of the Company are eligible to participate in the 2000 Option Plan. The Company currently has approximately 750 full-time employees.

         The Company may grant under the 2000 Option Plan both incentive stock options ("Incentive Stock Options") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and stock options that do not qualify for incentive treatment under the Code ("Nonstatutory Options").

         A copy of the 2000 Option Plan is attached hereto as Appendix A. The following summary of the 2000 Option Plan does not purport to be complete and is qualified in its entirety by reference to the complete text of the 2000 Option Plan.

ADMINISTRATION

         The Plan shall be administered by the Board of Directors of the Company (the "Board"), if each member is a "disinterested person" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended ("Rule 16b-3"), or a committee (the "Committee") of two or more directors, each of whom is a disinterested person. Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may be filled by the Board.

         Subject to the provisions of the 2000 Option Plan, the Committee has the authority to construe and interpret the 2000 Option Plan, to prescribe, adopt, amend and rescind rules and regulations relating to the administration of the 2000 Option Plan and to make all other determinations necessary or advisable for its administration. Subject to the limitations of the 2000 Option Plan, the Committee also selects from among the eligible persons those individuals who will receive options, whether an optionee will receive Incentive Stock Options or Nonstatutory Options, or both, and the amount, price, restrictions and all other terms and provisions of such options (which need not be identical).

STOCK SUBJECT TO THE 2000 OPTION PLAN

         Subject to adjustment as described below, the stock to be offered under the 2000 Option Plan are shares of authorized but unissued Common Stock, including any shares repurchased under the terms of the 2000 Option Plan or any stock option agreement ("Stock Option Agreement") entered into pursuant to the

2000 Option Plan. The cumulative aggregate number of shares of Common Stock to be issued under the 2000 Option Plan will not exceed 5,000,000, subject to adjustment as described below.

EXERCISE PRICE

         The exercise price of each Incentive Stock Option granted under the 2000 Option Plan will be determined by the Committee, but will be not less than 100% of the "Fair Market Value" (as defined in the 2000 Option Plan) of Common Stock on the date of grant (or 110% of Fair Market Value in the case of an employee who at the time owns more than 10% of the total combined voting power of all classes of capital stock of the Company). The exercise price of each Nonstatutory Option will be determined by the Committee, but will not be less than 85% of the Fair Market Value of Common Stock on the date of grant. Whether an option granted under the 2000 Option Plan is intended to be an Incentive Stock Option or a Nonstatutory Stock Option will be determined by the Committee at the time the Committee acts to grant the option and set forth in the related Stock Option Agreement.

         "Fair Market Value" for purposes of the 2000 Option Plan means: (i) the closing price of a share of Common Stock on the principal exchange on which shares of Common Stock are then trading, if any, on the day previous to such date, or, if shares were not traded on the day previous to such date, then on the next preceding trading day during which a sale occurred; or (ii) if Common Stock is not traded on an exchange but is quoted on Nasdaq or a successor quotation system, (1) the last sales price (if Common Stock is then listed on the Nasdaq Stock Market) or (2) the mean between the closing representative bid and asked price (in all other cases) for Common Stock on the day prior to such date as reported by Nasdaq or such successor quotation system; or (iii) if there is no listing or trading of Common Stock either on a national exchange or over-the-counter, that price determined in good faith by the Committee to be the fair value per share of Common Stock, based upon such evidence as it deems necessary or advisable. On June 8, 2000, the Fair Market Value was $1.6875 per share based on the closing sale price of the Common Stock as reported on the American Stock Exchange.

         In the discretion of the Committee exercised at the time the option is exercised, the exercise price of any option granted under the 2000 Option Plan will be payable in full in cash, by check or by the optionee's interest-bearing promissory note (subject to any limitations of applicable state corporations law) delivered at the time of exercise. In the discretion of the Committee and upon receipt of all regulatory approvals, an optionee may be permitted to deliver as payment in whole or in part of the exercise price certificates for Common Stock of the Company (valued for this purpose at its Fair Market Value on the day of exercise) or other property deemed appropriate by the Committee. So-called cashless exercises as permitted under applicable rules and regulations of the Securities and Exchange Commission and the Federal Reserve Board also will be permitted in the discretion of the Committee. The Committee also has discretion to permit consecutive book entry stock-for-stock exercises of options.

         Irrespective of the manner of payment of the exercise price of an option, the delivery of shares pursuant to the exercise will be conditioned upon payment by the optionee to the Company of amounts sufficient to enable the Company to pay all applicable federal, state and local withholding taxes.

EXERCISE PERIOD

         The Committee shall provide, in the terms of each Stock Option Agreement, when the option subject to such agreement expires and becomes unexercisable, but in no event will an Incentive Stock Option granted under the Plan be exercisable after the expiration of ten years from the date it is granted. Without limiting the generality of the foregoing, the Committee may provide in the Stock Option Agreement that the option subject thereto expires 30 days following a Termination of Employment for any reason other than death or disability or six months following a Termination of Employment for disability or following an optionee's death; provided, however, that in no event shall any option granted under the Plan be exercised after the expiration date of such option set forth in the applicable Stock Option Agreement.

EXERCISE OF OPTIONS

         Each option granted under the 2000 Option Plan will become exercisable in a lump sum or in such installments, which need not be equal, as the Committee determines, provided, however, that each option will become exercisable as to at least 10% of the shares of Common Stock covered thereby on each anniversary of the date such option is granted. If in any given installment period the holder of an option does not purchase all of the shares which the holder is entitled to purchase in that installment period, the holder's right to purchase any shares not purchased in that period will continue until the expiration or sooner termination of such holder's option. The Committee may, at any time after grant of the option and from time to time, increase the number of shares purchasable in any installment, subject to the total number of shares subject to the option and the limitations set forth in the 2000 Option Plan as to the number of shares as to which Incentive Stock Options may first become exercisable in any year.

TRANSFERABILITY OF OPTIONS

         An option granted under the 2000 Option Plan will be nontransferable by the optionee other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order (as defined in the Code), and will be exercisable during the optionee's lifetime only by the optionee or by his or her guardian or legal representative. More particularly, an option may not be assigned, transferred (except as provided in the preceding sentence), pledged or hypothecated (whether by operation of law or otherwise), and will not be subject to execution, attachment or similar process.

CONDITIONS TO ISSUANCE OF STOCK CERTIFICATES; LEGENDS

         In order to enforce any restrictions imposed upon Common Stock issued upon exercise of any option granted under the 2000 Option Plan or to which such Common Stock may be subject, the Committee may cause a legend or legends to be placed on any share certificates representing such Common Stock.

ADJUSTMENTS UPON CHANGES IN CAPITALIZATION; MERGER AND CONSOLIDATION

         If the outstanding shares of Common Stock are changed into, or exchanged for cash or different number or kind of shares or securities of the Company or of another corporation through reorganization, merger, recapitalization, reclassification, stock split-up, reverse stock split, stock dividend, stock consolidation, stock combination stock reclassification or similar transaction, an appropriate adjustment will be made by the Committee in the number and kind of shares as to which options may be granted. In the event of such change or exchange, other than for shares or securities of another corporation or by reason of reorganization, the Committee will also make a corresponding adjustment in the number or kind of shares, and the exercise price per share allocated to unexercised options or portions thereof, of options which have been granted prior to such change. Any such adjustment, however, will be made without change in the total price applicable to the unexercised options or portions thereof, of options which have been granted prior to such change. Any such adjustment, however, will be made without change in the total price applicable to the unexercised portion of the option but with a corresponding adjustment in the price for each share (except for any change in the aggregate price resulting from rounding-off of share quantities or prices).

         In the event of a "spin-off" or other substantial distribution of assets of the Company which has a material diminutive effect upon the Fair Market Value of Common Stock, the Committee will make such an adjustment to the exercise prices of options then outstanding under the 2000 Option Plan as it determines is appropriate and equitable to reflect such diminution.

         In connection with the dissolution or liquidation of the Company or a partial liquidation involving 50% or more of the assets of the Company, a reorganization of the Company in which another entity is the survivor, a merger or reorganization of the Company under which more than 50% of the Common Stock outstanding prior to the merger or reorganization is converted into cash or into another security, a sale of more than 50% of the Company's assets, or a similar event that the Committee determines would materially alter the structure of the Company or its ownership, the Committee, upon 30 days prior written notice to the option holders, may do one or more of the following: (i) shorten the period during which options are exercisable (provided they remain exercisable for at least 30 days after the date the notice is given); (ii) accelerate any vesting schedule to which an option is subject; (iii) arrange to have the surviving or successor entity grant replacement options with appropriate adjustments in the number and kind of securities and option prices; or (iv) cancel options upon payment to the option holders in cash, with respect to each option to the extent then exercisable (including any options as to which the exercise has been accelerated as contemplated in clause (ii) above), of any amount that is the equivalent of the Fair Market Value of the Common Stock (at the effective time of the dissolution, liquidation, merger, reorganization, sale or other event) or the fair market value of the option.

         No fractional shares of Common Stock will be issued on account of any of the foregoing adjustments.

AMENDMENT AND TERMINATION

         The Board or the Committee may at any time suspend, amend or terminate the 2000 Option Plan and may, with the consent of an optionee, make such modifications of the terms and conditions of such optionee's option as it deems advisable; provided, however, that without approval of the Company's stockholders given within twelve months before or after the action by the Board or the Committee, no action of the Board or the Committee may (A) materially increase the benefits accruing to participants under the Plan; (B) materially increase the number of securities which may be issued under the Plan; or (C) materially modify the requirements as to eligibility for participation in the Plan. The amendment, suspension or termination of the 2000 Option Plan will not, however, without the consent of the optionee to be affected, alter or impair any rights or obligations under any option.

         No option may be granted during any period of suspension nor after termination of the 2000 Option Plan.

PRIVILEGES OF STOCK OWNERSHIP; REPORTS TO OPTION HOLDERS

         A participant in the 2000 Option Plan will not be entitled to the privilege of stock ownership as to any shares of Common Stock unless and until they are actually issued to the participant.

         The Company will furnish to each optionee under the 2000 Option Plan the Company's annual report and such other periodic reports, if any, as are disseminated by the Company in the ordinary course to its stockholders.

TERMINATION

         Unless earlier terminated by the Board or the Committee, the 2000 Option Plan will terminate automatically as of the close of business on the day preceding the tenth anniversary date of its adoption by the Board. The termination of the 2000 Option Plan will not affect the validity of any Stock Option Agreement outstanding at the date of such termination.

FEDERAL INCOME TAX TREATMENT

         Under the Code, neither the grant nor the exercise of Incentive Stock Options is a taxable event to the optionee (except to the extent an optionee may be subject to alternative minimum tax); rather, the optionee is subject to tax only upon the sale of the common stock acquired upon exercise of the Incentive Stock Option. Upon such a sale, the entire difference between the amount realized upon the sale and the exercise price of the option will be taxable to the optionee. Subject to certain holding period requirements, such difference will be taxed as a capital gain rather than as ordinary income.

         Optionees who receive Nonstatutory Options will be subject to taxation upon exercise of such options on the spread between the Fair Market Value of the Common Stock on the date of exercise and the exercise price of such options. This spread is treated as ordinary income to the optionee, and the Company is permitted to deduct as an employee expense a corresponding amount. Nonstatutory Options do not give rise to a tax preference item subject to the alternative minimum tax.

STOCKHOLDER VOTE REQUIRED

         Approval of the Company's 2000 Stock Option Plan requires the affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting of Stockholders.

                  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
                      APPROVAL OF THE COMPANY'S 2000 STOCK
                                  OPTION PLAN.

                                   PROPOSAL 3

             RATIFICATION OF CITRIN COOPERMAN & COMPANY, LLP AS THE
               COMPANY'S INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS.


         The Board of Directors has unanimously approved and unanimously recommends that the Stockholders approve the appointment of Citrin Cooperman & Company, LLP, as the Company's independent certified public accountants for the ensuing year. Unless a stockholder signifies otherwise, the persons named in the proxy will so vote.

STOCKHOLDER VOTE REQUIRED

         Ratification of the appointment of Citrin Cooperman & Company, LLP, as independent certified public accountants will require the affirmative vote of the majority of the shares present in person or represented by proxy at the Annual Meeting of Stockholders.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE
         APPOINTMENT OF CITRIN COOPERMAN & COMPANY, LLP AS THE COMPANY'S
                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS.

                                  OTHER MATTERS

         The Board of Directors does not know of any matters other than those referred to in the Notice of Meeting which will be presented for consideration at the meeting. However, it is possible that certain proposals may be raised at the meeting by one or more Stockholders. In such case, or if any other matter should properly come before the meeting, it is the intention of the person named in the accompanying proxy to vote such proxy in accordance with his or her best judgment.

                             SOLICITATION OF PROXIES

         The cost of soliciting proxies will be borne by the Company. Solicitations may be made by mail, personal interview, telephone, and telegram by directors, officers and employees of the Company. The Company will reimburse banks, brokerage firms, other custodians, nominees and fiduciaries for reasonable expenses incurred in sending proxy material to beneficial owners of the Company's capital stock.

                              STOCKHOLDER PROPOSALS

         In order to be included in the proxy materials for the Company's next Annual Meeting of Stockholders, stockholder proposals must be received by the Company on or before March 31, 2001.

                       ANNUAL AND QUARTERLY REPORTS TO THE
                       SECURITIES AND EXCHANGE COMMISSION

         The Annual Report on Form 10-K for the year ended December 31, 1999, as filed with the Securities and Exchange Commission, will be made available to Stockholders free of charge by writing to AppOnline.com, Inc., 201 Old Country Road, Melville, New York 11747, Attention: Corporate Secretary.


By Order of the Board of Directors of AppOnline.com, Inc.

/S/ EDWARD CAPUANO
------------------
Edward R. Capuano
Chairman of the Board of Directors

June 12, 2000

Appendix A

                               APPONLINE.COM, INC.
                             2000 STOCK OPTION PLAN

















                                      As adopted                       , 2000
                                                 ----------------------

1.       PURPOSE OF PLAN; ADMINISTRATION

         1.1      PURPOSE.
                  -------

         The AppOnline.com, Inc. 2000 Stock Option Plan (hereinafter, the "Plan") is hereby established to grant to officers and other employees of AppOnline.com, Inc. (the "Company") or of its parents or subsidiaries (as defined in Sections 424(e) and (f), respectively, of the Internal Revenue Code of 1986, as amended (the "Code")), if any (individually and collectively, the Company"), and to non-employee directors, consultants and advisors and other persons who may perform significant services for or on behalf of the Company, a favorable opportunity to acquire common stock, $.001 par value ("Common Stock"), of the Company and, thereby, to create an incentive for such persons to remain in the employ of or provide services to the Company and to contribute to its success.

         The Company may grant under the Plan both incentive stock options within the meaning of Section 422 of the Code ("Incentive Stock Options") and stock options that do not qualify for treatment as Incentive Stock Options ("Nonstatutory Options"). Unless expressly provided to the contrary herein, all references herein to "options," shall include both incentive Stock Options and Nonstatutory Options.

         1.2      ADMINISTRATION.

         The Plan shall be administered by the Board of Directors of the Company (the "Board"), if each member is a "Non-Employee Director" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended ("Rule 16b-3"), or a committee (the "Committee") of two or more directors, each of whom is a Non-Employee Director. Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may be filled by the Board. Until such time that the Committee is properly appointed, the Board shall administer the Plan in accordance with the terms of this Section 1.2.

         A majority of the members of the Committee shall constitute a quorum for the purposes of the Plan. Provided a quorum is present, the Committee may take action by affirmative vote or consent of a majority of its members present at a meeting. Meetings may be held telephonically as long as all members are able to hear one another, and a member of the Committee shall be deemed to be present for this purpose if he or she is in simultaneous communication by telephone with the other members who are able to hear one another. In lieu of action at a meeting, the Committee may act by written consent of a majority of its members.

         Subject to the express provisions of the Plan, the Committee shall have the authority to construe and interpret the Plan and all Stock Option Agreements (as defined in Section 3.4) entered into pursuant hereto and to define the terms used therein, to prescribe, adopt, amend and rescind rules and regulations relating to the administration of the Plan and to make all other determinations necessary or advisable for the administration of the Plan; provided, however, that the Committee may delegate nondiscretionary administrative duties to such employees of the

Company as it deems proper; and, provided, further, in its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan. Subject to the express limitations of the Plan, the Committee shall designate the individuals from among the class of persons eligible to participate as provided in Section 1.3 who shall receive options, whether an optionee will receive Incentive Stock Options or Nonstatutory Options, or both, and the amount, price, restrictions and all other terms and provisions of such options (which need not be identical).

         Members of the Committee shall receive such compensation for their services as members as may be determined by the Board. All expenses and liabilities which members of the Committee incur in connection with the administration of this Plan shall be borne by the Company. The Committee may, with the approval of the Board, employ attorneys, consultants, accountants, appraisers, brokers or other persons. The Committee, the Company and the Company's officers and directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. No members of the Committee or Board shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan, and all members of the Committee shall be fully protected by the Company in respect of any such action, determination or interpretation.

         1.3      PARTICIPATION.

         Officers and other employees of the Company, non-employee directors, consultants and advisors and other persons who may perform significant services on behalf of the Company shall be eligible for selection to participate in the Plan upon approval by the Committee; provided, however, that only "employees" (within the meaning of Section 3401(c) of the Code) of the Company shall be eligible for the grant of Incentive Stock Options. An individual who has been granted an option may, if otherwise eligible, be granted additional options if the Committee shall so determine. No person is eligible to participate in the Plan by matter of right; only those eligible persons who are selected by the Committee in its discretion shall participate in the Plan.

         1.4      STOCK SUBJECT TO THE PLAN.

         Subject to adjustment as provided in Section 3.5, the stock to be offered under the Plan shall be shares of authorized but unissued Common Stock, including any shares repurchased under the terms of the Plan or any Stock Option Agreement entered into pursuant hereto. The cumulative aggregate number of shares of Common Stock to be issued under the Plan shall not exceed 5,000,000, subject to adjustment as set forth in Section 3.5.

         If any option granted hereunder shall expire or terminate for any reason without having been fully exercised, the unpurchased shares subject thereto shall again be available for the purposes of the Plan. For purposes of this Section 1.4, where the exercise price of options is paid by means of the grantee's surrender of previously owned shares of Common Stock, only the net number of additional shares issued and which remain outstanding in connection with such exercise shall be deemed "issued" for purposes of the Plan.

2.       STOCK OPTIONS

         2.1      EXERCISE PRICE; PAYMENT.

         (a) The exercise price of each Incentive Stock Option granted under the Plan shall be determined by the Committee, but shall not be less than 100% of the "Fair Market Value" (as defined below) of Common Stock on the date of grant. If an Incentive Stock Option is granted to an employee who at the time such option is granted owns (within the meaning of section 424(d) of the Code) more than 10% of the total combined voting power of all classes of capital stock of the Company, the option exercise price shall be at least 110% of the Fair Market Value of Common Stock on the date of grant. The exercise price of each Nonstatutory Option also shall be determined by the Committee, but shall not be less than 85% of the Fair Market Value of Common Stock on the date of grant. The status of each option granted under the Plan as either an Incentive Stock Option or a Nonstatutory Option shall be determined by the Committee at the time the Committee acts to grant the option, and shall be clearly identified as such in the Stock Option Agreement relating thereto.

         "Fair Market Value" for purposes of the Plan shall mean: (i) the closing price of a share of Common Stock on the principal exchange on which shares of Common Stock are then trading, if any, on the day immediately preceding the date of grant, or, if shares were not traded on the day preceding such date of grant, then on the next preceding trading day during which a sale occurred; or (ii) if Common Stock is not traded on an exchange but is quoted on Nasdaq or a successor quotation system, (1) the last sales price (if Common Stock is then listed on the Nasdaq Stock Market) or (2) the mean between the closing representative bid and asked price (in all other cases) for Common Stock on the day prior to the date of grant as reported by Nasdaq or such successor quotation system; or (iii) if there is no listing or trading of Common Stock either on a national exchange or over-the-counter, that price determined in good faith by the Committee to be the fair value per share of Common Stock, based upon such evidence as it deems necessary or advisable.

         (b) In the discretion of the Committee at the time the option is exercised, the exercise price of any option granted under the Plan shall be paid in full in cash, by check or by the optionee's interest-bearing promissory note (subject to any limitations of applicable state corporations law) delivered at the time of exercise; provided, however, that subject to the timing requirements of Section 2.7, in the discretion of the Committee and upon receipt of all regulatory approvals, the person exercising the option may deliver as payment in whole or in part of such exercise price certificates for Common Stock of the Company (duly endorsed or with duly executed stock powers attached), which shall be valued at its Fair Market Value on the day of exercise of the option, or other property deemed appropriate by the Committee; and, provided further, that, subject to Section 422 of the Code, so-called cashless exercises as permitted under applicable rules and regulations of the Securities and Exchange Commission and the Federal Reserve Board shall be permitted in the discretion of the Committee. Without limiting the Committee's discretion in this regard, consecutive book entry stock-for-stock exercises of options (or "pyramiding") also are permitted in the Committee's discretion.

         Irrespective of the form of payment, the delivery of shares issuable upon the exercise of an option shall be conditioned upon payment by the optionee to the Company of amounts sufficient to enable the Company to pay all federal, state, and local withholding taxes resulting, in the Company's judgment, from the exercise. In the discretion of the Committee, such payment to the Company may be effected through (i) the Company's withholding from the number of shares of Common Stock that would otherwise be delivered to the optionee by the Company on exercise of the option a number of shares of Common Stock equal in value (as determined by the Fair Market Value of Common Stock on the date of exercise) to the aggregate withholding taxes, (ii) payment by the optionee to the Company of the aggregate withholding taxes in cash, (iii) withholding by the Company from other amounts contemporaneously owed by the Company to the optionee, or (iv) any combination of these three methods, as determined by the Committee in its discretion.

         2.2      OPTION PERIOD.

         (a) The Committee shall provide, in the terms of each Stock Option Agreement, when the option subject to such agreement expires and becomes unexercisable, but in no event will an Incentive Stock Option granted under the Plan be exercisable after the expiration of ten years from the date it is granted. Without limiting the generality of the foregoing, the Committee may provide in the Stock Option Agreement that the option subject thereto expires 30 days following a Termination of Employment (as defined in Section 3.2 hereof) for any reason other than death or disability, or six months following a Termination of Employment for disability or following an optionee's death.

         (b) OUTSIDE DATE FOR EXERCISE. Notwithstanding any provision of this
Section 2.2, in no event shall any option granted under the Plan be exercised after the expiration date of such option set forth in the applicable Stock Option Agreement.

         2.3      EXERCISE OF OPTIONS.

         Each option granted under the Plan shall become exercisable and the total number of shares subject thereto shall be purchasable, in a lump sum or in such installments, which need not be equal, as the Committee shall determine; provided, however, that each option shall become exercisable in full no later than ten years after such option is granted, and each option shall become exercisable as to at least 10% of the shares of Common Stock covered thereby on each anniversary of the date such option is granted; and provided, further, that if the holder of an option shall not in any given installment period purchase all of the shares which such holder is entitled to purchase in such installment period, such holder's right to purchase any shares not purchased in such installment period shall continue until the expiration or sooner termination of such holder's option. The Committee may, at any time after grant of the option and from time to time, increase the number of shares purchasable in any installment, subject to the total number of shares subject to the option and the limitations set forth in Section 2.5. At any time and from time to time prior to the time when any exercisable option or exercisable portion thereof becomes unexercisable under the Plan or the applicable Stock Option Agreement, such option or portion thereof may be exercised in whole or in part; provided, however, that the Committee may, by the terms of the option, require any partial exercise to be with respect to a specified minimum number of shares.

No option or installment thereof shall be exercisable except with respect to whole shares. Fractional share interests shall be disregarded, except that they may be accumulated as provided above and except that if such a fractional share interest constitutes the total shares of Common Stock remaining available for purchase under an option at the time of exercise, the optionee shall be entitled to receive on exercise a certified or bank cashier's check in an amount equal to the Fair Market Value of such fractional share of stock.

         2.4      TRANSFERABILITY OF OPTIONS.

         Except as the Committee may determine as aforesaid, an option granted under the Plan shall, by its terms, be nontransferable by the optionee other than by will or the laws of descent and distribution, or pursuant to a qualified domestic relations order (as defined by the Code), and shall be exercisable during the optionee's lifetime only by the optionee or by his or her guardian or legal representative. More particularly, but without limiting the generality of the immediately preceding sentence, an option may not be assigned, transferred (except as provided in the preceding sentence), pledged or hypothecated (whether by operation of law or otherwise), and shall not be subject to execution, attachment or similar process. Any attempted assignment, transfer, pledge, hypothecation or other disposition of any option contrary to the provisions of the Plan and the applicable Stock Option Agreement, and any levy of any attachment or similar process upon an option, shall be null and void, and otherwise without effect, and the Committee may, in its sole discretion, upon the happening of any such event, terminate such option forthwith.

         2.5      LIMITATION ON EXERCISE OF INCENTIVE STOCK OPTIONS.

         To the extent that the aggregate Fair Market Value (determined on the date of grant as provided in Section 2.1 above) of the Common Stock with respect to which Incentive Stock Options granted hereunder (together with all other Incentive Stock Option plans of the Company) are exercisable for the first time by an optionee in any calendar year under the Plan exceeds $100,000, such options granted hereunder shall be treated as Nonstatutory Options to the extent required by Section 422 of the Code. The rule set forth in the preceding sentence shall be applied by taking options into account in the order in which they were granted.

         2.6      DISQUALIFYING DISPOSITIONS OF INCENTIVE STOCK OPTIONS.

         If Common Stock acquired upon exercise of any Incentive Stock Option is disposed of in a disposition that, under Section 422 of the Code, disqualifies the option holder from the application of Section 421(a) of the Code, the holder of the Common Stock immediately before the disposition shall comply with any requirements imposed by the Company in order to enable the Company to secure the related income tax deduction to which it is entitled in such event.

         2.7      CERTAIN TIMING REQUIREMENTS.

         At the discretion of the Committee, shares of Common Stock issuable to the optionee upon exercise of an option may be used to satisfy the option exercise price or the tax withholding consequences of such exercise, in the case of persons subject to Section 16 of the Securities

Exchange Act of 1934, as amended, only (i) during the period beginning on the third business day following the date of release of the quarterly or annual summary statement of sales and earnings of the Company and ending on the twelfth business day following such date or (ii) pursuant to an irrevocable written election by the optionee to use shares of Common Stock issuable to the optionee upon exercise of the option to pay all or part of the option price or the withholding taxes made at least six months prior to the payment of such option price or withholding taxes.

         2.8      NO EFFECT ON EMPLOYMENT.

         Nothing in the Plan or in any Stock Option Agreement hereunder shall confer upon any optionee any right to continue in the employ of the Company, any Parent Corporation or any Subsidiary or shall interfere with or restrict in any way the rights of the Company, its Parent Corporation and its Subsidiaries, which are hereby expressly reserved, to discharge any optionee at any time for any reason whatsoever, with or without cause.

         For purposes of the Plan, "Parent Corporation" shall mean any corporation in an unbroken chain of corporations ending with the Company if each of the corporations other than the Company then owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. For purposes of the Plan, "Subsidiary" shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

3.       OTHER PROVISIONS

         3.1      SICK LEAVE AND LEAVES OF ABSENCE.

         Unless otherwise provided in the Stock Option Agreement, and to the extent permitted by Section 422 of the Code, an optionee's employment shall not be deemed to terminate by reason of sick leave, military leave or other leave of absence approved by the Company if the period of any such leave does not exceed a period approved by the Company, or, if longer, if the optionee's right to reemployment by the Company is guaranteed either contractually or by statute. A Stock Option Agreement may contain such additional or different provisions with respect to leave of absence as the Committee may approve, either at the time of grant of an option or at a later time.

         3.2      TERMINATION OF EMPLOYMENT.

         For purposes of the Plan "Termination of Employment," shall mean the time when the employee-employer relationship between the optionee and the Company, any Subsidiary or any Parent Corporation is terminated for any reason, including, but not by way of limitation, a termination by resignation, discharge, death, disability or retirement; but excluding (i) terminations where there is a simultaneous reemployment or continuing employment of an optionee by the Company, any Subsidiary or any Parent Corporation, (ii) at the discretion of the Committee, terminations which result in a temporary severance of the employee-employer relationship, and (iii) at the discretion of the Committee, terminations which are followed by the simultaneous establishment of a consulting relationship by the Company, a Subsidiary or any Parent Corporation with the former employee. Subject to Section 3.1, the Committee, in its absolute discretion, shall determine the affect of all matters and questions relating to Termination of Employment; provided, however, that, with respect to Incentive Stock Options, a leave of absence or other change in the employee-employer relationship shall constitute a Termination of Employment if, and to the extent that such leave of absence or other change interrupts employment for the purposes of Section 422(a)(2) of the Code and the then-applicable regulations and revenue rulings under said Section.

         3.3      ISSUANCE OF STOCK CERTIFICATES.

         Upon exercise of an option, the Company shall deliver to the person exercising such option a stock certificate evidencing the shares of Common Stock acquired upon exercise. Notwithstanding the foregoing, the Committee in its discretion may require the Company to retain possession of any certificate evidencing stock acquired upon exercise of an option which remains subject to repurchase under the provisions of the Stock Option Agreement or any other agreement signed by the optionee in order to facilitate such repurchase provisions.

         3.4      TERMS AND CONDITIONS OF OPTIONS.

         Each option granted under the Plan shall be evidenced by a written Stock Option Agreement ("Stock Option Agreement") between the option holder and the Company providing that the option is subject to the terms and conditions of the Plan and to such other terms and conditions not inconsistent therewith as the Committee may deem appropriate in each case.

         3.5      ADJUSTMENTS UPON CHANGES IN CAPITALIZATION;
                  MERGER AND CONSOLIDATION.

         If the outstanding shares of Common Stock are changed into, or exchanged for cash or a different number or kind of shares or securities of the Company or of another corporation through reorganization, merger, recapitalization, reclassification, stock split-up, reverse stock split, stock dividend, stock consolidation, stock combination, stock reclassification or similar transaction, an appropriate adjustment shall be made by the Committee in the number and kind of shares as to which options may be granted. In the event of such a change or exchange, other than for shares or securities of another corporation or by reason of reorganization, the Committee shall also make a corresponding adjustment changing the number or kind of shares and the exercise price per share allocated to unexercised options or portions thereof, which shall have been granted prior to any such change, shall likewise be made. Any such adjustment, however, shall be made without change in the total price applicable to the unexercised portion of the option (except for any change in the aggregate price resulting from rounding-off of share quantities or prices).

         In the event of a "spin-off" or other substantial distribution of assets of the Company which has a material diminutive effect upon the Fair Market Value of the Common Stock, the Committee in its discretion shall make an appropriate and equitable adjustment to the exercise prices of options then outstanding under the Plan.

         Where an adjustment under this Section 3.5 of the type described above is made to an Incentive Stock Option, the adjustment will be made in a manner which will not be considered a "modification" under the provisions of subsection 424(b)(3) of the Code.

         In connection with the dissolution or liquidation of the Company or a partial liquidation involving 50% or more of the assets of the Company, a reorganization of the Company in which another entity is the survivor, a merger or reorganization of the Company under which more than 50% of the Common Stock outstanding prior to the merger or reorganization is converted into cash or into a security of another entity, a sale of more than 50% of the Company's assets, or a similar event that the Committee determines, in its discretion, would materially alter the structure of the Company or its ownership, the Committee, upon 30 days prior written notice to the option holders, may, in its discretion, do one or more of the following: (i) shorten the period during which options are exercisable (provided they remain exercisable for at least 30 days after the date the notice is given); (ii) accelerate any vesting schedule to which an option is subject; (iii) arrange to have the surviving or successor entity grant replacement options with appropriate adjustments in the number and kind of securities and option prices, or (iv) cancel options upon payment to the option holders in cash, with respect to each option to the extent then exercisable (including any options as to which the exercise has been accelerated as contemplated in clause (ii) above), of any amount that is the equivalent of the Fair Market Value of the Common Stock (at the effective time of the dissolution, liquidation, merger, reorganization, sale or other event) or the fair market value of the option. In the case of a change in corporate control, the Committee may, in considering the advisability or the terms and conditions of any acceleration of the exercisability of any option pursuant to this Section 3.5, take into account the penalties that may result directly or indirectly from such acceleration to either the Company or the option holder, or both, under Section 280G of the Code, and may decide to limit such acceleration to the extent necessary to avoid or mitigate such penalties or their effects.

         No fractional share of Common Stock shall be issued under the Plan on account of any adjustment under this Section 3.5.

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         3.6      RIGHTS OF PARTICIPANTS AND BENEFICIARIES.

         The Company shall pay all amounts payable hereunder only to the option holder or beneficiaries entitled thereto pursuant to the Plan. The Company shall not be liable for the debts, contracts or engagements of any optionee or his or her beneficiaries, and rights to cash payments under the Plan may not be taken in execution by attachment or garnishment, or by any other legal or equitable proceeding while in the hands of the Company.

         3.7      GOVERNMENT REGULATIONS.

         The Plan, and the grant and exercise of options and the issuance and delivery of shares of Common Stock under options granted hereunder, shall be subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law) and federal margin requirements and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under the Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. To the extent permitted by applicable law, the Plan and options granted hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

         3.8      AMENDMENT AND TERMINATION.

         The Board or the Committee may at any time suspend, amend or terminate the Plan and may, with the consent of the option holder, make such modifications of the terms and conditions of such option holder's option as it shall deem advisable, provided, however, that, without approval of the Company's stockholders given within twelve months before or after the action by the Board or the Committee, no action of the Board or the Committee may, (A) materially increase the benefits accruing to participants under the Plan; (B) materially increase the number of securities which may be issued under the Plan; or (C) materially modify the requirements as to eligibility for participation in the Plan. No option may be granted during any suspension of the Plan or after such termination. The amendment, suspension or termination of the Plan shall not, without the consent of the option holder affected thereby, alter or impair any rights or obligations under any option theretofore granted under the Plan. No option way be granted during any period of suspension nor after termination of the Plan, and in no event may any option be granted under the Plan after the expiration of ten years from the date the Plan is adopted by the Board.

         3.9      TIME OF GRANT AND EXERCISE OF OPTION.

         An option shall be deemed to be exercised when the Secretary of the Company receives written notice from an option holder of such exercise, payment of the exercise price determined pursuant to Section 2.1 of the Plan and set forth in the Stock Option Agreement, and all representations, indemnifications and documents reasonably requested by the Committee.

                                       26


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         3.10     PRIVILEGES OF STOCK OWNERSHIP; NON-DISTRIBUTIVE INTENT;
                  REPORTS TO OPTION HOLDERS.

         A participant in the Plan shall not be entitled to the privilege of stock ownership as to any shares of Common Stock not actually issued to the optionee. Upon exercise of an option at a time when there is not in effect under the Securities Act of 1933, as amended, a Registration Statement relating to the Common Stock issuable upon exercise or payment therefor and available for delivery a Prospectus meeting the requirements of Section 10(a)(3) of said Act, the optionee shall represent and warrant in writing to the Company that the shares purchased are being acquired for investment and not with a view to the distribution thereof.

         The Company shall furnish to each optionee under the Plan the Company's annual report and such other periodic reports, if any, as are disseminated by the Company in the ordinary course to its stockholders.

         3.11     LEGENDING SHARE CERTIFICATES.

         In order to enforce any restrictions imposed upon Common Stock issued upon exercise of an option granted under the Plan or to which such Common Stock may be subject, the Committee may cause a legend or legends to be placed on any share certificates representing such Common Stock, which legend or legends shall make appropriate reference to such restrictions, including, but not limited to, a restriction against sale of such Common Stock for any period of time as may be required by applicable laws or regulations. If any restriction with respect to which a legend was placed on any certificate ceases to apply to Common Stock represented by such certificate, the owner of the Common Stock represented by such certificate may require the Company to cause the issuance of a new certificate not bearing the legend.

         Additionally, and not by way of limitation, the Committee may impose such restrictions on any Common Stock issued pursuant to the Plan as it may deem advisable, including, without limitation, restrictions under the requirements of any stock exchange upon which Common Stock is then traded.

         3.12     USE OF PROCEEDS.

         Proceeds realized pursuant to the exercise of options under the Plan shall constitute general funds of the Company.

         3.13 CHANGES IN CAPITAL STRUCTURE; NO IMPEDIMENT TO CORPORATE TRANSACTIONS.

         The existence of outstanding options under the Plan shall not affect the Company's right to effect adjustments, recapitalizations, reorganizations or other changes in its or any other corporation's capital structure or business, any merger or consolidation, any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting Common Stock, the

                                       27


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dissolution or liquidation of the Company's or any other corporation's assets or business, or any other corporate act, whether similar to the events described above or otherwise.

         3.14     EFFECTIVE DATE OF THE PLAN.

         The Plan shall be effective as of the date of its approval by the stockholders of the Company within twelve months after the date of the Board's initial adoption of the Plan. Options may be granted but not exercised prior to stockholder approval of the Plan. If any options are so granted and stockholder approval shall not have been obtained within twelve months of the date of adoption of this Plan by the Board of Directors, such options shall terminate retroactively as of the date they were granted.

         3.15     TERMINATION.

         The Plan shall terminate automatically as of the close of business on the day preceding the tenth anniversary date of its adoption by the Board or earlier as provided in Section 3.8. Unless otherwise provided herein, the termination of the Plan shall not affect the validity of any option agreement outstanding at the date of such termination.

         3.16     NO EFFECT ON OTHER PLANS.

         The adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Company, any Subsidiary or any Parent Corporation. Nothing in the Plan shall be construed to limit the right of the Company (i) to establish any other forms of incentives or compensation for employees of the Company, any Subsidiary or any Parent Corporation or (ii) to grant or assume options or other rights otherwise than under the Plan in connection with any proper corporate purpose including but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, firm or association.

                                      * * *

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      GENERAL PROXY - ANNUAL MEETING OF STOCKHOLDERS OF APPONLINE.COM, INC.

         The undersigned hereby appoints Edward Capuano, with full power of substitution, proxy to vote all of the shares of Common Stock of the undersigned and with all of the powers the undersigned would possess if personally present, at the Annual Meeting of Stockholders of AppOnline.com, Inc, to be held at the Marriot Hotel, 3635 Express Drive North, Hauppauge, New York 11788, July 14, 2000, at 11:00 a.m., local time and at all adjournments thereof, upon the matters specified below, all as more fully described in the Proxy Statement dated June 12, 2000 and with the discretionary powers upon all other matters which come before the meeting or any adjournment thereof.

         This Proxy is solicited on behalf of AppOnline.com Inc.'s Board of Directors.

1.       To elect the following directors to hold office for the ensuing year:

         - Edward Capuano           - Jeffrey Skulsky         - Jerry Dugan

         - Robert L. Knickman       - Stanley Hagendorf

         [ ] FOR ALL NOMINEES      [ ] WITHHELD FOR ALL NOMINEES

         INSTRUCTION: To withhold authority to vote for any individual, write that nominee's name in the space provided below:



2.       To approve the adoption of the Company's 2000 Stock Option Plan.

         [ ] FOR                     [ ] AGAINST                 [ ] ABSTAIN

3. To ratify the appointment of Citrin Cooperman & Company, LLP, as the Company's independent certified public accountants for the ensuing year.

          [ ] FOR                     [ ] AGAINST                 [ ] ABSTAIN

4. In their discretion, upon such other matter or matters that may properly come before the meeting, or any adjournments thereof.

                 (Continued and to be signed on the other side)

(Continued from other side)

Every properly signed proxy will be voted in accordance with the specifications made thereon. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3 and 4.

The undersigned hereby acknowledges receipt of a copy of the accompanying Notice of Meeting and Proxy Statement and hereby revokes any proxy or proxies heretofore given.

Please mark, date, sign and mail your proxy promptly in the envelope provided.

                                          Date:                           , 2000
                                               ---------------------------


                                          (Print name of Stockholder)


                                          (Print name of Stockholder)



                                          Signature



                                          Signature

                                        Number of Shares Note: Please sign
                                        exactly as name appears in the Company's records. Joint owners should each sign. When signing as attorney, executor or trustee, please give title as such.

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